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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 26, 2002


                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)



           Delaware                     0-25581                 06-1528493
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       (State or other             (Commission File            (IRS Employer
 Jurisdiction of Incorporation)        Number)               Identification No.)


       800 Connecticut Avenue, Norwalk, Connecticut                    06854
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             (Address of principal office)                           (zip code)



                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS.

                  On June 26, 2002, priceline.com Incorporated, a Delaware corporation, updated its financial guidance for the 2nd quarter 2002, which ends June 30, 2002. The information set forth above is qualified in its entirety by reference to the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.


                  99.1 Press Release issued by priceline.com Incorporated on June 26, 2002 updating its financial guidance for the 2nd quarter 2002.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PRICELINE.COM INCORPORATED

                           By:   /s/ Jeffery H. Boyd
                                 -------------------------------------
                                 Name:    Jeffery H. Boyd
                                 Title:   President and Chief
                                          Operating Office


Date:  June 26, 2002


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                                  EXHIBIT INDEX


                  EXHIBIT NO.       DESCRIPTION
                  -----------       ------------

                  99.1 Press Release issued by priceline.com Incorporated on June 26, 2002 updating its financial guidance for the 2nd quarter 2002.